September 22, 1999


                         SUPPLEMENT TO THE PROSPECTUS OF
                          PIONEER STRATEGIC INCOME FUND
                              DATED APRIL 15, 1999


The following information supplements the corresponding section in the prospectus. Please consult the prospectus for the full text of the revised section.

BASIC INFORMATION ABOUT THE FUND

INVESTMENT STRATEGIES Normally, the fund invests at least 80% of its total assets in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities market. Pioneer, the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

o   Below investment grade (high yield) securities of U.S. and non-U.S. issuers
o   Investment grade securities of U.S. issuers
o   Investment grade securities of non-U.S. issuers

Pioneer's allocation among these segments of the debt markets depends upon its outlook for economic, interest rate and political trends.

The fund invests primarily in:
o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S governmental entities
o    Debt securities of U.S. and non-U.S. corporate issuers
o    Mortgage-backed and asset-backed securities

The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets (at the time of purchase) may be invested in debt securities rated below CCC by Standard & Poor's Rating Group or the equivalent by another nationally recognized rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

Pioneer considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity, rating, sector and country weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its own staff who have access to a wide variety of research.








                                                                       0999-7121
                                              (C)Pioneer Funds Distributor, Inc.